SUPPLEMENT DATED MARCH 14, 2007

TO THE MARSHALL FUNDS PROSPECTUS

DATED OCTOBER 31, 2006

FOR

Advisor Class (Class A)

Investor Class (Class Y)

Information in the Prospectus regarding the management of the Marshall Large-Cap Growth Fund under the heading “Portfolio Managers” in the section entitled “Marshall Funds, Inc. Information” is modified as follows:

“The LARGE-CAP GROWTH FUND is co-managed by Alan K. Creech and Robert G. Cummisford, who have equal investment decision-making responsibilities with respect to the Fund.  Mr. Creech has served as the Senior Analyst on the Fund since 2004 and previously served as an analyst at Banc One Investment Advisors, supporting several growth funds.  He holds a B.S. degree in Economics from the University of Tennessee and an M.B.A. from Wayne State University.  Mr. Cummisford, in his capacity of co-manager of the M&I Custom Quantitative Solutions Group, also has provided analytical support to the Fund since 2004.  Prior to joining the Adviser, he held positions with Old Kent/Fifth Third, Ibbotson Associates and First Chicago.  He is a Chartered Financial Analyst and a member of the CFA Institute and the Milwaukee Investment Analysts Society.  He holds B.A. degrees in Economics and Behavioral Sciences from Lake Forest College.”

Thank you for your investment in the Marshall Funds.  If you have any questions regarding the Marshall Funds, please contact Marshall Investor Services at 1-800-580-3863 (Advisor Class) or 1-800-236-3863 (Investor Class).

Please keep this Prospectus Supplement with your records.